SUPPLEMENT TO
DELTA MICRO CAP GROWTH FUND
Prospectus Dated July 7, 1997

     SPECIAL OFFERING PERIOD: Investors may purchase shares of Delta Micro Cap Growth Fund (the "Fund") without incurring any initial sales load by subscribing for the purchase during the period October 1 through October 31, 1997. To arrange for the subscription and purchase, contact the Fund at 1-888-295-8330. Shares purchased during this period will be subject to the Fund's $1,000 minimum initial investment requirement ($250 for tax-deferred retirement plans) and will carry the same rights and privileges as shares purchased prior and subsequent to this period.

     This Supplement and Prospectus dated July 7, 1997 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") dated July 7, 1997, which is incorporated herein by reference and can be obtained without charge by calling the underwriter at the phone number listed above.

Dated: September 23, 1997